SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Diversified Market Neutral Fund

The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the fund's summary prospectus.

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Mihir Meswani, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.

Owen Fitzpatrick, CFA, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

Pankaj Bhatnagar, PhD, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

Subadvisor

GAM International Management Limited

Portfolio Manager(s)

Andy Kastner, CFA. Portfolio Manager at GAM International Management Limited. Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Oliver Maslowski. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Guido Marveggio. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Désirée Mueller. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Laurence Kubli. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Matthias Wildhaber. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

September 16, 2015
PROSTKR-518